UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2016

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37778	81-1607465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                 Other Events.

On May 18, 2016, HarborOne Bank (the “Bank”) and HarborOne Bancorp, Inc. (the “Company”) issued a press release announcing that they have received all required regulatory approvals to commence the Company’s stock offering in connection with the proposed reorganization of the Bank into a mutual holding company form of organization. The press release also announced that the Company’s registration statement relating to the sale of its common stock has been declared effective by the U.S. Securities and Exchange Commission.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                 Financial Statements and Exhibits.

(d)                                     Exhibits

Number	Description

99.1	Press release dated May 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

By:	/s/ Joseph F. Casey
Name:	Joseph F. Casey
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: May 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 18, 2016